Exhibit 10.1

Loan Number: 1011175-0

SIXTH AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT

THIS SIXTH AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT (this “Amendment”) dated as of March 30, 2020, by and among PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Seven-Year Term Loan Agreement dated January 8, 2014, as amended by the First Amendment to Seven-Year Term Loan Agreement dated November 7, 2014, as further amended by the letter amendment dated November 12, 2014, as further amended by the Third Amendment to Seven-Year Term Loan Agreement, dated June 26, 2015, as further amended by the Fourth Amendment to Seven-Year Term Loan Agreement dated June 30, 2016, as further amended by the Fifth Amendment to Seven-Year Term Loan Agreement dated June 5, 2018  (as heretofore, herein and hereafter further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1Specific Amendments to Term Loan Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement shall be amended as follows:

(a)Section 1.1 of the Term Loan Agreement is hereby amended by modifying the definition of “Adjusted EBITDA” by adding the following language at the end of such definition:

“Additionally, when determining “Adjusted EBITDA” for any period ending on or prior to September 30, 2020, in-place cash rent (excluding non-rental expense recoveries) attributable to the leases in effect at the date of determination for Recently Redeveloped Properties shall be annualized on a basis reasonably acceptable to Administrative Agent, provided that annualization of such rental income shall be done without duplication for any income from prior leases in the same space.”

(b)Section 1.1 of the Term Loan Agreement is hereby amended by modifying the definition of “Adjusted NOI” by adding the following language at the end of such definition:

“Additionally, when determining “Adjusted NOI ” for any period ending on or prior to September 30, 2020, in-place cash rent (excluding non-rental expense recoveries) attributable to the leases in effect at the date of determination for Recently Redeveloped Properties shall be annualized on a basis reasonably acceptable to Administrative Agent, provided that inclusion of such rental income shall be done without duplication for any income from prior leases in the same space.”

(c)Section 1.1 of the Term Loan Agreement is hereby amended by modifying the definition of “Applicable Margin” to (i) replace the table set forth in clause (a) of such definition with the following table, (ii) replace the reference to “Level 4” in the fourth sentence of clause (a) of such definition with “Level 5” and (iii) amend and restate the fifth sentence of clause (a) of such definition in its entirety as follows: “Notwithstanding the foregoing, from the period from the Sixth Amendment Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin based on the Compliance Certificate delivered on or after June 30, 2020, the Applicable Margin shall be determined based on Level 5.”

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than 0.450 to 1.000	1.35%
2	Equal to or greater than 0.450 to 1.00 but less than 0.500 to 1.00	1.45%
3	Equal to or greater than 0.500 to 1.00 but less than 0.550 to 1.00	1.60%
4	Equal to or greater than 0.550 but less than 0.600 to 1.00	1.90%
5	Equal to or greater than 0.600 to 1.000	2.25%

(d)Section 1.1 of the Term Loan Agreement is hereby amended by modifying the definition of “Gross Asset Value” by adding the following language at the end of such definition.

“Notwithstanding anything to the contrary contained herein, on or prior to September 30, 2020 the calculation of Gross Asset Value attributable to any Recently Redeveloped Property shall, at the Borrower’s election, either be calculated off of (i) the Operating Real Estate Value from such Property in accordance with clause (a) of this definition or (ii) the Construction in Progress (and CIP Adjustment) valuation methodology in accordance with clause (e) and (f) of this definition, but not both.”

(e)Section 1.1 of the Term Loan Agreement is hereby amended by adding the following defined terms thereto in alphabetical order:

- -

“Capital Event” means (a) any transaction in which the Borrower, Guarantor, any Subsidiary of the Borrower, or any joint venture directly or indirectly owned by the Borrower or Guarantor, (i) refinances or incurs any Indebtedness, (ii) sells, transfers or otherwise disposes (including pursuant to a sale-leaseback transaction) of any property or asset, (iii) forms a joint venture, or (iv) issues private or public equity, stock or other financial instrument, (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower, Guarantor, any Subsidiary of the Borrower, or any joint venture directly or indirectly owned by the Borrower or Guarantor, or (c) any other transaction entered into for the purposes of generating cash to recapitalize the Borrower’s balance sheet, provided, that notwithstanding the foregoing, no Excluded Stimulus Transaction shall be a Capital Event.

“Excluded Stimulus Transaction” means any loans, equity investments, grants or other transaction pursuant to which the Borrower, Guarantor, any Subsidiary of the Borrower, or any joint venture directly or indirectly owned by the Borrower or Guarantor receives funds in connection with local, state or federal COVID-19 stimulus efforts.

“Net Cash Proceeds” means, with respect to any Capital Event by a Person, the aggregate amount of all cash received by such Person in respect of such Capital Event less (a) the repayment of any secured indebtedness attributable to the applicable Property, and (b) legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by or on behalf of such Person in connection with such Capital Event and paid or payable to a Person other than an Affiliate of such Person.

“Permitted Indebtedness” means Indebtedness comprised of (a) obligations under Derivatives Contracts entered into for the purposes of hedging risk and not for speculative purposes, (b) Indebtedness incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or in respect of surety and appeal bonds, performance bonds and other similar obligations, (c) obligations owing from a Borrower or a Guarantor to a Borrower or a Guarantor; (d) obligations owing from a Subsidiary that is not a Guarantor to a Subsidiary that is not a Guarantor; (e) Indebtedness arising in connection with the endorsement of instruments for deposit in the ordinary course of business; (f) non-recourse Indebtedness incurred in order to finance the payment of insurance premiums in the ordinary course of business; or (g) Indebtedness incurred pursuant to one or more Excluded Stimulus Transactions, which does not, in the aggregate, exceed $25,000,000.

“Recently Redeveloped Property” means, as of any date of determination, either (a) renovated space at a Property containing not less than 25,000 square feet of recently constructed or otherwise improved contiguous rentable space, or (b) new ground-up construction on an out-parcel, in each case, where such

- -

expansion space or new construction does not yet have twelve (12)  months of operating history as of such date.

“Sixth Amendment Effective Date” means March 30, 2020.

(f)A new Section 1.4 is hereby added to the Term Loan Agreement as follows:

“Section 1.4.  Divisions

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(g)Section 2.2 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“Mandatory Principal Repayments.

At any time that the Borrower, any Guarantor, any Subsidiary thereof or any unconsolidated joint venture thereof (to the extent that the Borrower or Guarantor has the ability to require a distribution from such joint venture of its portion of such Net Cash Proceeds) receives Net Cash Proceeds from any Capital Event, in addition to any required monthly amortization payments, the Borrower shall prepay the Loans under this Agreement in an amount equal to 45.45% of such Net Cash Proceeds (or with respect to any such joint venture, the portion of such Net Cash Proceeds distributed to the Borrower or any Guarantor), within three (3) Business Days of the Borrower’s, such Guarantor’s, such Subsidiary’s or such joint venture’s receipt of such Net Cash Proceeds; provided, however, that notwithstanding the foregoing, the Borrower may retain any proceeds from the sale of the outparcels listed on Schedule 2.2, and further provided, however, that to the extent that the aggregate amount of such Net Cash Proceeds from such Capital Events exceeds $150,000,000, amounts in excess of $150,000,000 shall be applied 50% towards repayment of outstanding Revolving Loans under the Existing Credit Agreement (and such amounts may later be available for re-borrowing), and 45.45% of the remaining 50% shall be applied to prepay outstanding Loans hereunder.

(h)Section 2.6 of the Term Loan Agreement is hereby amended by adding the following language at the end of such Section:

“Commencing on April 30, 2020, and on a monthly basis thereafter on the last Business Day of each calendar month through and including

- -

September 30, 2020, in addition to any mandatory prepayments made from Net Cash Proceeds  pursuant to Section 2.2, the Borrower shall repay principal of the Loans outstanding under this Agreement as set forth in the table below:”

Date	Amount
April 30, 2020	$909,090.91
May 31, 2020	$909,090.91
June 30, 2020	$909,090.91
July 31, 2020	$909,090.91
August 31, 2020	$909,090.91
September 30, 2020	$909,090.91

(i)Section 8.1(b) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(b)Ratio of Total Liabilities to Gross Asset Value. The Parent shall not permit the ratio of (i) Total Liabilities of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Parent and its Subsidiaries determined on a consolidated basis, to exceed (x) 0.65 to 1.00, at any time prior to and including September 30, 2020, or (y) 0.60 to 1.00, at any time thereafter, provided, however, that if after September 30, 2020, such ratio is greater than 0.60 to 1.0 but is not greater than 0.625 to 1.0, then such failure to comply with the foregoing covenant shall not constitute a Default or an Event of Default and the Borrower shall be deemed to be in compliance with this subsection (b) so long as (1) such ratio does not exceed 0.60 to 1.0 for a period of more than two consecutive fiscal quarters that each ended after September 30, 2020 and (2) such ratio has not exceeded 0.60 to 1.0 more than two fiscal quarters during the term of this Agreement (excluding the three fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020); provided, further, however, in no event shall such ratio exceed 0.625 to 1.0 at any time after September 30, 2020.”

(j)Section 8.1(c) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“(c) Ratio of Adjusted EBITDA to Fixed Charges. The Parent shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ended to (ii) Fixed Charges of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than (x) 1.40 to 1.00 for any such period ending on or before September 30, 2020, or (y) 1.50 to 1.00, for any such period ending thereafter.”

(k)Section 8.1(d) of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

- -

“(d)Unencumbered Debt Yield.  The Parent shall not permit Unencumbered Debt Yield to be less than (a) 10.0%, at any time prior to and including September 30, 2020, (b) 11.25% any time after September 30, 2020 through and including June 30, 2021, and (c) 11.50%, at any time thereafter.”

(l)A new Section 8.14 is hereby added to the Term Loan Agreement as follows:

Section 8.14. Restrictions on Indebtedness and Recourse.

Beginning on the Sixth Amendment Effective Date, no Borrower or Guarantor or Subsidiary thereof shall incur any additional Indebtedness, other than (a) borrowings under revolving credit facilities existing on the Sixth Amendment Effective Date (including borrowings under the Existing Credit Agreement), (b) Permitted Indebtedness and (c) Nonrecourse Indebtedness otherwise permitted hereunder.

(m)A new Section 8.15 is hereby added to the Term Loan Agreement as follows:

Section 8.15. Minimum Liquidity.

At all times prior to September 30, 2020, the Borrower shall maintain unrestricted cash liquidity of not less than Twenty-Five Million Dollars ($25,000,000), such liquidity to be comprised of unrestricted cash and cash equivalents acceptable to Administrative Agent, plus undrawn availability under the Existing Credit Agreement (to the extent available to be drawn at the date of determination in accordance with the Existing Credit Agreement).

(n)Additional Schedule. As of the date hereof, Schedule I attached hereto is added as Schedule 2.2 to the Term Loan Agreement.

Section 2Modification Milestones. The Borrower agrees that from and after the date hereof it shall work diligently and in good faith with Administrative Agent and Lenders  towards a further modification of the Term Loan Agreement and certain related Indebtedness acceptable to the Borrower, Administrative Agent and the Lenders with the expectation that a mutually acceptable term sheet for a refinancing or restructure of such Indebtedness is agreed to in principle within 90 days following the Sixth Amendment Effective Date; provided that the foregoing in no way binds Administrative Agent or any Lender to agree to refinance or restructure any such Indebtedness.

Section 3Limitation on Sale-Leasebacks. Other than with respect to those certain Unencumbered Properties listed on Schedule II attached hereto, from and after the Sixth Amendment Effective Date, the Borrower shall not enter into a sale-leaseback or any similar transaction with respect to any Unencumbered Property without the consent of Requisite Lenders.

Section 4Excluded Stimulus Proceeds.  At any time that the Borrower, any Guarantor, or any Subsidiary thereof receives cash from any Excluded Stimulus Transaction,

- -

such cash shall be used exclusively for general corporate purposes and shall in no event be used for land or asset acquisitions, dividend payments, or investments in joint ventures.

Section 5Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Requisite Lenders;

(b)a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(c)payment to each approving Lender of an amendment fee equal to $10,000, provided that no Lender which is a party to the Term Loan Agreement and the Existing Credit Agreement shall receive more than a $10,000 fee in the aggregate; and

(d)evidence that all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid.

Section 6Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the other Loan Documents to which such Borrower is a party and being executed and delivered in connection with this Amendment (together with this Amendment, collectively the “Amendment Documents”) and to perform its obligations under the Amendment Documents and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms.  Each Amendment Document has been duly executed and delivered by a duly authorized signatory of each Borrower or a general partner of such Borrower, as applicable and the Amendment Documents and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained in the Amendment Documents or in the Term Loan Agreement may be limited by equitable principles generally.

(b)Compliance with Laws, etc.  The execution and delivery by each Borrower of the Amendment Documents and the performance by each Borrower of the Amendment Documents and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any

- -

other Subsidiary; (ii)  result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)No Default.  No Event of Default has occurred and is continuing as of the date hereof, and no Default or Event of Default will exist immediately after giving effect to this Amendment.

Section 7Reaffirmation of Representations. Each Borrower hereby certifies that as of the date hereof the representations and warranties made or deemed made by such Borrower to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which the Parent or such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 8Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 9Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 10Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 12Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Term Loan Agreement is hereby ratified and

- -

confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Term Loan Agreement or any other Loan Document.

Section 13Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 14Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement as amended by this Amendment.

[Signatures Appear on Following Page]

- -

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Seven-Year Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT Associates, L.P.

By:Pennsylvania Real Estate Investment Trust,

its general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

PREIT-RUBIN, INC.

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:   EVP, Treasurer

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:/s/ D. Bryan Gregory

Name:D. Bryan Gregory

Title:Managing Director

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

CITIZENS BANK, N.A.

By:/s/ Frank Kaplan

Name:Frank Kaplan

Title:Vice President

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

MUFG Union Bank, N.A.

By:/s/ Austin DiFiore

Name:Austin DiFiore

Title:Vice President

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

U.s. Bank National Association

By:/s/ Donald J. Pafford

Name:Donald J. Pafford

Title:Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

JPMorgan Chase Bank, N.A.

By:/s/ Elizabeth Johnson

Name:Elizabeth Johnson

Title:Executive Director

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

Associated Bank, National AssocIation

By:/s/ Mitchell Vega

Name:Mitchell Vega

Title:Vice President

[Signatures Continued on Next Page]

[Signature Page to Sixth Amendment to Seven-Year Term Loan Agreement

with PREIT Associates, L.P. et al.]

Trust Bank (F/k/a: Branch Banking and Trust Company)

By:/s/ Davis Baker

Name:Davis Baker

Title:Assistant Vice President

SCHEDULE I

Outparcels
Capital City Mall	Mavis
Capital City Mall	Outback Steakhouse
Jacksonville Mall	Starbucks
Magnolia Mall	Texas Roadhouse
Magnolia Mall	IHOP
Magnolia Mall	Chipotle Mexican Grill
Magnolia Mall	Chick-Fil-A
Magnolia Mall	Burger King
Magnolia Mall	Chuck E. Cheese
Valley Mall	Firestone
Valley Mall	Olive Garden
Valley Mall	BJ's Restaurant
Valley Mall	Sleep Number
Valley Mall	Verizon
Valley Mall	Chuck E. Cheese
Woodland Mall	REI

Schedule I

SCHEDULE II

1.	Capital City Mall

3506 Capital City Mall Drive

Camp Hill, PA 17011

2.	Jacksonville Mall

375 Jacksonville Mall

Jacksonville, NC 28546

3.	Magnolia Mall

2701 David H Mcleod Boulevard

Florence, SC 29501

4.	Moorestown Mall

400 West Route 38

Moorestown, NJ 08057

5.	Valley Mall

17301 Valley Mall Road

Hagerstown, MD 21740

Schedule II

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of March 30, 2020 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Sixth Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures Appear on Following Page]

Annex A

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

“GUARANTORS”

PR CHERRY HILL OFFICE GP, LLC

By: PREIT Associates, L.P., sole member

BALA CYNWYD ASSOCIATES, L.P.

By: PR Cherry Hill Office GP, LLC, general partner

By: PREIT Associates, L.P., sole member

PR Moorestown Anchor-M, LLC

By: PREIT Associates, L.P., sole member

PR MOORESTOWN LLC

By: PREIT Associates, L.P., sole member

PR Moorestown Limited Partnership

By: PR Moorestown LLC, general partner

By: PREIT Associates, L.P., sole member

MOORESTOWN MALL LLC

By: PR Moorestown Limited Partnership, sole member

By PR Moorestown LLC, general partner

By: PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LLC

By: PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LP

By: Plymouth Ground Associates LLC, general partner

By: PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH LLC

By: PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH, L.P.

By: PR AEKI Plymouth LLC, general partner

By: PREIT Associates, L.P., sole member

PR BVM, LLC

By: PREIT Associates, L.P., sole member

PR CUMBERLAND OUTPARCEL LLC

By: PREIT Associates, L.P., sole member

PR VALLEY VIEW OP-DSG/CEC, LLC

        By: PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-L&T, LLC

        By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR EXTON LLC

By: PREIT Associates, L.P., sole member

PR EXTON LIMITED PARTNERSHIP

By: PR Exton LLC, general partner

By: PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL GP, LLC

By: PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL HOLDINGS, LP

By: PR Exton Outparcel GP, LLC, general partner

By:  PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL LIMITED PARTNERSHIP

By: PR Exton Outparcel GP, LLC, general partner

By:  PREIT Associates, L.P., sole member

XGP LLC

By: PR Exton Limited Partnership, sole member

By: PR Exton LLC, general partner

By: PREIT Associates, L.P., sole member

PR EXTON SQUARE PROPERTY L.P.

By: XGP LLC, general partner

By: PR Exton Limited Partnership, sole member

By: PR Exton LLC, general partner

By: PREIT Associates, L.P., sole member

PR FIN DELAWARE, LLC

By:  PREIT Associates, L.P., sole member

PR FINANCING II LLC

By: PREIT Associates, L.P., sole member

PR FINANCING I LLC

By: PREIT Associates, L.P., member and

By: PR Financing II LLC, member

By:  PREIT Associates, L.P., sole member

PR FINANCING LIMITED PARTNERSHIP,

By: PR Financing I LLC, general partner

By: PREIT Associates, L.P., member and

By: PR Financing II, LLC, member

By: PREIT Associates, L.P., sole member

PR GAINESVILLE LLC

By:  PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP

By:  PR Gainesville LLC, general partner

By:  PREIT Associates, L.P., sole member

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR GV LLC

By:  PREIT Associates, L.P., sole member

PR GV LP

By: PR GV LLC, general partner

By: PREIT Associates, L.P., sole member

PR Prince George’s Plaza LCC

By: PREIT Associates, L.P., sole member

PR Hyattsville LLC

By: PR Prince George’s Plaza LLC, general partner

By: PREIT Associates, L.P., sole member

PR JK LLC

By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LLC

By: PREIT Associates, L.P. member and

By: PR JK LLC, member

By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LIMITED PARTNERSHIP

By: PR Jacksonville LLC, general partner

By: PREIT Associates, L.P., member and

By: PR JK LLC, member

By: PREIT Associates, sole member

PR MAGNOLIA LLC

By: PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-S, LLC

       By: PREIT Associates, L.P., sole member

PR WOODLAND ANCHOR-S, LLC

       By: PREIT Services, LLC, manager

             By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR PLYMOUTH Anchor-M, LLC

By: PREIT Associates, L.P., sole member

PR PLYMOUTH Anchor-M, L.P.

By: PR Plymouth Anchor-M, LLC, general partner

By: PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LLC

By: PREIT Services, LLC, non-member manager

By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING ASSOCIATES PC LP

By: PR PM PC Associates LLC, general partner

By: PREIT Services, LLC, non-member manager

By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LLC

By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LIMITED PARTNERSHIP

By: PR Plymouth Meeting LLC, general partner

By: PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LP

By:  PR PM PC Associates LLC, general partner

By: PREIT Services, LLC, non-member manager

By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR SPRINGFIELD TOWN CENTER LLC

By:  PREIT Associates, L.P., sole member

PR SWEDES SQUARE LLC

By: PREIT Associates, L.P., sole member

PR TP LLC

By: PREIT Associates, L.P., sole member

PR TP LP

By: PR TP LLC, general partner

By: PREIT Associates, L.P., sole member

PR Valley Anchor-M, LLC

By: PREIT Associates, L.P., sole member

PR Valley Anchor-M Limited Partnership

By: PR Valley Anchor-M, LLC, general partner

By: PREIT Associates, L.P., sole member

PR VALLEY LLC

By:  PREIT Associates, L.P., sole member

PR VALLEY LIMITED PARTNERSHIP

By: PR Valley LLC, its general partner

By: PREIT Associates, L.P., sole member

PR VALLEY View Anchor-M, LLC

By:  PREIT Associates, L.P., sole member

PR VALLEY View Anchor-M Limited Partnership

By: PR Valley View Anchor-M, LLC, its general partner

By:  PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR MONROE OLD TRAIL, LLC

PR MONROE OLD TRAIL LIMITED PARTNERSHIP

By:  PR Monroe Old Trail, LLC, general partner

PR MONROE OLD TRAIL HOLDINGS, LLC

PR MONROE OLD TRAIL HOLDINGS, L.P.

By:  PR Monroe Old Trail Holdings, LLC, general partner

PR SUNRISE OUTPARCEL 2, LLC

PR Valley Solar LLC

By:  PREIT – RUBIN, Inc., sole member

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

PREIT – RUBIN, INC.

PREIT – RUBIN OP, INC.

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

[Signatures Continued on Next Page]

Annex A – Guarantor Acknowledgement

PR CAPITAL CITY LIMITED PARTNERSHIP

         By: PR Capital City LLC, general partner

                                                               By: PREIT Associates, L.P., its member

                                                               By: PR CC II LLC, its member

                                                                 By: PREIT Associates, L.P., its sole member

                                                           PR CC LIMITED PARTNERSHIP

                                                              By: PR CC I LLC, general partner

                                                                By: PREIT Associates, L.P., its member

   By:  PR CC II LLC, its member

           By:  PREIT Associates, L.P., its sole member

                                                           PR CAPITAL CITY LLC

          By: PREIT Associates, L.P., its member

By: PR CC II LLC, its member

  By: PREIT Associates, L.P., its sole member

PR CC I LLC

  By: PREIT Associates, L.P., its member

  By: PR CC II LLC, its member

    By: PREIT Associates, L.P., its sole member

                                                           PR CC II LLC

         By: PREIT Associates, L.P., its sole member

By: Pennsylvania Real Estate Investment Trust, its general partner

By:/s/ Andrew Ioannou

Name:Andrew Ioannou

Title:EVP, Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.

2005 Market Street

Suite 1000

Philadelphia, PA 19103

Attention: Andrew Ioannou

Telephone:   (215) 875-0700

Telecopy:     (215) 546-7311

Annex A – Guarantor Acknowledgement